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                                                               EXHIBIT 10(xvii)


                                                    Adopted--September 28, 1994
                                                         Amended--March 1, 1995
                                       Approved by shareholders--April 19, 1995
                                                     Amended--December 18, 1996

                               THE STANLEY WORKS

                               STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS



1. PURPOSE.

     The purpose of The Stanley Works Stock Option Plan for Non-Employee Directors (the "Plan") is to promote the interests of The Stanley Works (the "Company") and its shareholders by encouraging Non-Employee Directors of the Company to have a direct and personal stake in the performance of the Company's Common Stock.

2. DEFINITIONS.

     Unless the context clearly indicates otherwise, the following terms have the meanings set forth below. Whenever applicable, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

          "Biennial Option" or "Biennial Option Grant" means an Option granted to a Non-Employee Director in accordance with Section 7(a)(i) of the Plan.

          "Board of Directors" or "Board" means the Board of Directors of the Company.

          "Business Day" shall mean any day except Saturday, Sunday or a legal holiday in the State of Connecticut.

          "Code" means the Internal Revenue Code of 1986, as amended, now in effect or as amended from time to time and any successor provisions thereto.

          "Common Stock" means the common stock, par value $2.50 per share, of the Company.

          "Fair Market Value" of a share of Common Stock on any particular date means the mean average of the high and the low price of a share of the Common Stock as quoted on the New York Stock Exchange Composite Tape on the date as of which fair market value is to be determined or, if there is


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          no trading of Common Stock on such date, such mean average of the high and the low price on the next preceding date on which there was such trading.

          "Grant Date", as used with respect to a particular Option, means the date on which such Option is granted pursuant to Section 7(a) of the Plan.

          "Grantee" means the Non-Employee Director to whom an Option is granted pursuant to the Plan.

          "Immediate Family Members" shall mean the spouse, children and grandchildren of a Grantee.

          "Initial Option" or "Initial Option Grant" means the Option granted to a Non-Employee Director who is first elected or appointed to the Board after September 30, 1994 and prior to December 18, 1996 in accordance with Section 7(a)(ii) of the Plan.

          "Option" means an Initial Option or Biennial Option granted pursuant to the Plan to purchase shares of Common Stock which shall be a non-qualified stock option not intended to qualify as an incentive stock option under Section 422 of the Code.

          "Non-Employee Director" shall mean a member of the Board of Directors who is not an employee of the Company or any Subsidiary.

          "Plan" means The Stanley Works Stock Option Plan for Non-Employee Directors as set forth herein and as amended from time to time.

          "Retirement", as applied to a Non-Employee Director, shall mean when such director ceases to serve as a member of the Board following attaining sixty (60) years of age and having served as a member of the Board for a period of at least sixty months.

          "Subsidiary" shall mean a "subsidiary corporation" of the Company as defined in Section 425(f) of the Code.

          "1934 Act" means the Securities Exchange Act of 1934, as amended, now in effect or as amended from time to time and any successor provisions thereto.


3. ADMINISTRATION.

     The Plan shall be administered by the Board, which shall have full power and authority, subject to the provisions of the Plan, to supervise administration of the Plan and interpret the provisions of the Plan and any Options granted hereunder. Any decision by the Board shall be final and binding on all parties.
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No member of the Board shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Option under the Plan.

4. ELIGIBILITY.

     The persons eligible to receive Options under the Plan are the Non-Employee Directors.

5. EFFECTIVE DATE AND TERM OF THE PLAN.

     The Plan shall become effective upon its adoption by the Board of Directors, provided, that no Option granted pursuant to the Plan will vest or shall be exercised prior to the approval of the Plan by the Company's shareholders within twelve (12) months of its adoption by the Board. Unless previously terminated by the Board, the term during which awards may be granted under the Plan shall expire on the tenth anniversary of the adoption of the Plan by the Board of Directors.

6. SHARES SUBJECT TO THE PLAN.

     The shares of Common Stock that may be delivered upon the exercise of Options under the Plan shall be shares of the Company's authorized Common Stock and may be unissued shares or reacquired shares, as the Board of Directors may from time to time determine. Subject to adjustment as provided in Section 13 hereof, the aggregate number of shares to be delivered under the Plan shall not exceed 200,000 shares. If any shares are subject to an Option which for any reason expires or terminates during the term of the Plan prior to the issuance of such shares, the shares subject to but not delivered under such Option shall be available for issuance under the Plan. If, on any Grant Date, the aggregate number of shares of Common Stock subject to Option grants on that date exceeds the remaining number of shares reserved for issuance under the Plan, the number of Option shares awarded to each Non-Employee Director to whom an Option shall be granted on such date shall be reduced pro rata so that the aggregate number of Option shares awarded to such Non-Employee Directors equals the number of reserved shares of Common Stock remaining under the Plan.

7. OPTIONS.


     (a) Grant of Options.

     (i) The 1994 and 1996 Option Grants. On September 30, 1994 and August 1, 1996, each Non-Employee Director on that date shall automatically be granted an Option, upon the terms and conditions specified in the Plan, to purchase 1,000 shares of Common Stock.


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     (ii) Initial Option Grants to Newly-Elected Non- Employee Directors. Any
person who is elected as a Non-Employee Director for the first time after September 30, 1994 and prior to December 18, 1996 shall automatically be granted an Initial Option, upon the terms and conditions specified in the Plan, immediately following the first Annual Meeting of the Company's Shareholders at which such person is first elected a Non-Employee Director by the Shareholders. The number of shares of Common Stock subject to such Initial Option shall equal the number of shares of Common Stock such Non-Employee Director would have received under option grants under the Plan if such Non-Employee Director had been a Non-Employee Director at all times between September 1, 1994 and the date of such person's election as a Non-Employee Director.

     (iii) Discretionary Option Grants. On and after December 18, 1996, Non-Employee Directors may be granted Options, upon the terms and conditions specified in the Plan, to purchase shares of Common Stock in amounts as may be determined by the Board of Directors.

     (b) Terms of Options. Each Option granted under the Plan shall have the following terms and conditions:

          (i) Price. The exercise price per share of each Option shall equal the greater of one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Grant Date or the par value per share of the Common Stock on the date of exercise of such option.

          (ii) Term. The term of each Option shall be for a period of ten (10) years from the Grant Date unless terminated earlier in accordance with Section 12 of the Plan.

         (iii) Time of Vesting and Exercise. An Option shall vest and become nonforfeitable when, and only if, the Grantee continues to serve as a Non-Employee Director for a period of six (6) months following the Grant Date of such Option. Unless the time of its exercisability is accelerated in accordance with the Plan, each Option that has vested shall be exercisable in full on or after the first anniversary of its Grant Date.

          (iv) Acceleration of Exercisability. Notwithstanding the provisions of subparagraph (iii) hereof, an Option that has vested shall become fully exercisable upon the occurrence of the Grantee's death or withdrawal from the Board of Directors by reason of such Non-Employee Director's Retirement.



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          (v)  Option Agreement. Each Option shall be evidenced by an Option
               Agreement substantially in the form attached to this Plan as Appendix A.


8. EXERCISE OF OPTIONS.

     (a) Each Option granted shall be exercisable in whole or in part at any time, or from time to time, during the Option term as specified in the Plan, provided that the election to exercise an Option shall be made in accordance with applicable Federal laws and regulations. Each Option may be exercised by delivery of a written notice to the Company stating the number of shares to be exercised and accompanied by the payment of the Option exercise price therefor in accordance with this Section. The Grantee shall furnish the Company, prior to the delivery of any shares upon the exercise of an Option, with such other documents and representations as the Company may require, to assure compliance with applicable laws and regulations.

     (b) No Option may at any time be exercised with respect to a fractional share. In the event that shares are issued pursuant to the exercise of an Option, no fractional shares shall be issued and cash equal to the Fair Market Value of such fractional share on the date of the delivery of the exercise notice shall be given in lieu of such fractional shares.

     (c) No shares shall be delivered pursuant to the exercise of any Option, in whole or in part, until qualified for delivery under such securities laws and regulations as the Committee may deem to be applicable thereto and until payment in full of the Option price is received by the Company in cash, by check or in shares of Common Stock as provided in Section 9 hereof. Neither the holder of an Option nor such holder's transferee, legal representative, legatee, or distributee shall be or be deemed to be a holder of any shares subject to such Option unless and until a certificate or certificates therefor is issued in his or her name or a person designated by him or her.

9. STOCK AS FORM OF EXERCISE PAYMENT.

     A Grantee who owns shares of Common Stock may elect to use the previously acquired shares, valued at the Fair Market Value on the last Business Day preceding the date of delivery of such shares, to pay all or part of the exercise price of an Option, provided, however, that such form of payment shall not be permitted unless at least one hundred shares of such previously acquired shares are required and delivered for such purpose and the shares delivered have been held by the Grantee for at least six months.


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10. WITHHOLDING TAXES FOR AWARDS.

     Each Grantee exercising an Option as a condition to such exercise shall pay to the Company the amount, if any, required to be withheld from distributions resulting from such exercise under applicable Federal and State income tax laws ("Withholding Taxes"). Such Withholding Taxes shall be payable as of the date income from the award is includable in the Grantee's gross income for Federal income tax purposes (the "Tax Date"). The Grantee may satisfy this requirement by remitting to the Company in cash or by check the amount of such Withholding Taxes or a number of previously owned shares of Common Stock having an aggregate Fair Market Value as of the last Business Day preceding the Tax Date equal to the amount of such Withholding Taxes. For the purposes of this Section 10, the exercise of an Option by a transferee of such Option pursuant to Section 11(b) hereof, shall be deemed to be an exercise of the Option by the Grantee.

11. TRANSFER OF AWARDS.

     (a) Options granted under the Plan may not be transferred except (i) by will or the laws of descent and distribution (ii) pursuant to a qualified domestic relations order, as defined in the Code, or (iii) pursuant to the provisions of Subsection (b) below, and, except as provided in Subsection (b) below, during the Grantee's lifetime, may be exercised only by said Grantee or by said Grantee's guardian or legal representative.

     (b) A Grantee may transfer all or a portion of the Options granted to the Grantee to (i) an Immediate Family Member or Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of an Immediate Family Member or Immediate Family Members, or (iii) a partnership or partnerships in which an Immediate Family Member or Immediate Family Members is the only partner or are the only partners, provided that (y) there shall be no consideration for such transfer, and (z) subsequent transfers of transferred Options shall be prohibited except those in accordance with subsection (a) above. Following a transfer, any such transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for the purposes of Sections 9 and 15, hereof, the term "Grantee" shall be deemed to refer to the transferee. The events of termination of director status in Section 12 hereof shall continue to be applied with respect to the original Grantee, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 12. Neither the Board, the Company nor any agent, employee or representative thereof shall be under any duty under the Plan or otherwise to notify any transferee, pursuant to the terms of either subsection (a) above or this subsection (b), of any event which might have an impact on the value or exercisability of a transferred Option, including,

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without limitation, early termination of the Option on account of termination of the original Grantee's director status.



12. TERMINATION OF DIRECTOR STATUS.

     Upon the termination of a Grantee's service as a member of the Board of Directors for any reason other than death or Retirement, the Grantee may exercise an Option that has vested to the full extent of the number of the shares of Common Stock remaining under such Option, regardless of whether such Option was previously exercisable, until the earlier of the expiration of its original term or one year after the date of such termination. Upon the termination of Board membership of any such Grantee due to Retirement, the Grantee may purchase some or all of the shares covered by the Grantee's Options that have vested prior to such termination, regardless of whether such Option was previously exercisable, until the expiration of such Option's original term. Upon the death of any such Grantee while serving on the Board or of any retired Grantee, may exercise some or all of the Grantee's Options that have vested prior to such termination of Board membership, regardless of whether such Option was previously exercisable, until the expiration of such Option's original term.


13. CHANGES IN COMMON STOCK.

     In the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other changes in corporate structure or capitalization affecting the Common Stock, such appropriate adjustment shall be made in the number, kind, option price, etc., of shares subject to Options granted under the Plan, including appropriate adjustment in the maximum number of shares referred to in Section 6 of the Plan, as may be determined by the Board.

14. LEGAL RESTRICTIONS.

     The Company will not be obligated to issue shares of Common Stock or make any payment if counsel to the Company determines that such issuance or payment would violate any law or regulation of any governmental authority or any agreement between the Company and any national securities exchange on which the Common Stock is listed. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company regarding such matters as the Company may deem desirable to assure compliance with all legal requirements. The Company shall in no event be obliged to take any action in order to cause the exercise of any award under the Plan.


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15. NO RIGHTS AS SHAREHOLDERS.

     No Grantee and no beneficiary or other person claiming through a Grantee shall have any interest in any shares of Common Stock allocated for the purposes of the Plan or subject to any award until such shares of Common Stock shall have been transferred to the Grantee or such person. Furthermore, the existence of awards under the Plan shall not affect: the right or power of the Company or its stockholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure; the dissolution or liquidation of the Company, or the sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

16. BOARD MEMBERSHIP.

     Nothing in the Plan or in any Option shall confer upon any Grantee any right to continue as a director of the Company or interfere in any way with the right of the Company's shareholders to remove a director at any time.

17. CHOICE OF LAW.

     The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Connecticut.

18. AMENDMENT AND DISCONTINUANCE.

     Subject to the limitation that the provisions of the Plan shall not be amended more than once every six months other than to comport with changes in the Code or regulations thereunder, the Board of Directors may alter, suspend, or discontinue the Plan, but may not, without the approval of a majority of the holders of the Common Stock, make any alteration or amendment thereof which operates (a) to increase the total number of shares which may be granted under the Plan, (b) to extend the term of the Plan or the option periods provided in the Plan, (c) to decrease the option price provided in the Plan, or otherwise materially increase the benefits accruing to Grantees through awards under the Plan, or (d) to modify the eligibility requirements for participation in the Plan.

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                                                                     APPENDIX A



                             STOCK OPTION AGREEMENT
                                     UNDER
                      THE STANLEY WORKS STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS



         Pursuant to Section 7 of The Stanley Works Stock Option Plan for Non-Employee Directors (the "Plan"), The Stanley Works (the "Company"), this
    day of            , 199  , hereby grants to
("Director") a non-qualified stock option to purchase an aggregate of
[One Thousand (1,000) shares (in the case of a 1994 or 1996 Option)]
[                shares (in the case of an Initial Option)]
[                shares (in the case of a discretionary Option)] of
the Common Stock of the Company at $     per share, on the terms and
conditions hereinafter set forth and set forth in the Plan. This option
will expire at the Company's close of business on             , 19   ,
unless sooner terminated in accordance with the terms of the Plan.

         1. The Company hereby grants to Director a non-qualified stock option (the "Option") to purchase on or before the expiration date indicated above, at the purchase price stated above, the number of shares of the Company's Common Stock set forth above. No option granted under the Plan shall be exercised or will vest unless and until the Plan is approved by the Company's shareholders.

         2. The term of this Option shall commence on the date of this Agreement and shall terminate, unless sooner terminated by the terms of the Plan, at the close of business on the day preceding the tenth anniversary of the date of this Agreement as set forth above, if the Company is open for business on such day, or the close of the Company's business on the next preceding day that the Company is open for business. This Option shall vest and become nonforfeitable when, and only if, the Grantee continues to serve as a Non-Employee Director for a period of six (6) months following the Grant Date of this Option set forth above. No stock may be purchased hereunder until one year after the Grant Date of this Option set forth above. Thereafter, this Option may be exercised in whole or in part in accordance with the terms of the Plan during the term of the Option, unless sooner terminated by the terms of the Plan. This Option shall become immediately exercisable under the circumstances described in Section 7(b)(iv) of the Plan.


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     3. This Option may be exercised, in whole or in part, by written notification delivered in person or by mail to the Secretary of the Company at its world headquarters at 1000 Stanley Drive, New Britain, Connecticut. Such notification shall specify the number of shares with respect to which the Option is being exercised and shall be accompanied by payment for such shares. The Secretary of the Company will provide Director with a form of exercise notice upon request. The Option may not be exercised with respect to a fractional share. Payment is to be made by check payable to the order of the Company or by one of the alternative methods of payment described in the Plan. No shares shall be sold or delivered hereunder until full payment for such shares has been made and all checks delivered in payment therefor have been collected. Director shall not have any rights of a shareholder with respect to any Common Stock received upon exercise of the Option until certificates for such Common Stock have been actually issued to Director in accordance with the terms hereof.

     4. The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of this Option prior to (i) the admission of such shares to listing on any stock exchange on which the Common Stock may then be listed, (ii) the completion of any registration or other qualification of such shares under any applicable law, rule or regulation, (iii) the obtaining of any consent or approval or other clearance from any governmental agency which the Company determines to be necessary or advisable, and (iv) the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of such shares thereupon. The Option shall be exercised and shares of the Company's Common Stock issued only upon compliance with the Securities Act of 1933, as amended (the "Act"), and any other applicable securities laws, and Director agrees to comply with any requirements imposed by the Committee.

     5. This Option is not transferrable by Director otherwise than (a) by will or by the laws of descent and distribution (b) pursuant to a qualified domestic relations order, as defined in the Code, or (c) pursuant to the immediately following sentence and is exercisable, except as provided in the immediately following sentence, during Director's life, only by Director or by Director's guardian or legal representative. The Director may transfer all or a portion of this Option to (i) an Immediate Family Member or Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of such Immediate Family Member or Immediate Family Members, or (iii) a partnership or partnerships in which such Immediate Family Member or Immediate Family Members



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is the only partner or are the only partners, all in accordance with and subject to the provisions of Section 11 of the Plan. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void. This Option does not confer upon Director any right with respect to continuation of Director's service as a director of the Company or any of its subsidiaries, and will not interfere in any way with the right of the Company's shareholders or the shareholders of any of its subsidiaries to terminate Director's service as a director.

     6. Upon the termination of Director's service as a member of the Board of Directors, the Director or his or her transferee may exercise this Option, provided that it has vested, to the full extent of the number of the shares of Common Stock remaining under such Option, regardless of whether such Option was previously exercisable, in accordance with the conditions of Section 12 of the Plan.

     7. This Option shall be irrevocable during the Option period and its validity and construction shall be governed by the laws of the State of Connecticut. The terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling. You agree to execute such other agreements, documents or assignments as may be necessary or desirable to effect the purposes of this Agreement.

     8. The grant of this Option shall be binding and effective only if this Agreement is executed by or on behalf of the Company and by you and a signed copy is returned to the Company.

     9. All capitalized terms used in this Agreement which are not defined herein shall have the meaning given to them in the Plan unless the context clearly requires otherwise.



                                                     THE STANLEY WORKS



By
  ----------------------------------
                              Its





-----------------------------------------------------------------

     I hereby acknowledge receipt of the Stock Option (the "Option") granted on the date shown above, which has been issued

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to me under the terms and conditions of The Stanley Works Stock Option Plan for
Non-Employee Directors. I agree to conform to all of the terms and conditions of the Option and the Plan.


Date:                Your Signature:
     ---------------                --------------------------------


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